23. OTHER LONG-TERM LIABILITIES (Details) - CAD CAD in Thousands		Dec. 31, 2017	Dec. 31, 2016
Other Long-term Liabilities
Deferred revenue		CAD 323,709	CAD 317,907
Accrued benefit liabilities (Note 29)		40,065	36,718
Uncertain tax positions		175	175
Decommissioning liabilities	[1]	1,590	1,669
Other		340	392
Other long-term liabilities		CAD 365,879	CAD 356,861

[1]	The current and long-term decommissioning liabilities on property and equipment were $2.8 million (December 31, 2016 - $1.8 million). The decommissioning liabilities are for the restoration of leased buildings and teleports. During the years ended December 31, 2017 and 2016, $0.1 million was recorded as interest expense with no decommissioning liabilities derecognized. It is expected that the decommissioning liabilities will mature between 2018 and 2062.